EXHIBIT 1

JOINT FILING AGREEMENT

The undersigned hereby agree that a single Schedule 13D (or any amendment thereto) relating to the Common Stock of Molecular Templates, Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13D.

Dated: April 2, 2024

Santé Health Ventures I, LP		Santé Health Ventures I Annex Fund, LP

By:	SHV Management Services, LP	By:	SHV Annex Services, LP
its	General Partner	its	General Partner

By:	SHV Management Services, LLC	By:	SHV Management Services, LLC
its	General Partner	its	General Partner

By:	/s/ Kevin Lalande	By:	/s/ Kevin Lalande
	Name: Kevin Lalande		Name: Kevin Lalande
	Title: Managing Director		Title: Managing Director

SHV Management Services, LP		SHV Annex Services, LP

By:	SHV Management Services, LLC	By:	SHV Management Services, LLC
its	General Partner	its	General Partner

By:	/s/ Kevin Lalande	By:	/s/ Kevin Lalande
	Name: Kevin Lalande		Name: Kevin Lalande
	Title: Managing Director		Title: Managing Director

SHV Management Services, LLC

By:	/s/ Kevin Lalande
Name: Kevin Lalande
Title: Managing Director

SHV MTEM SPV, LLC		Santé Accel Ventures IV, LLC

By:	Santé Accel Ventures IV, LLC	By:	Santé Health Ventures IV, LP
Its	Managing Member	Its	Managing Member

By:	Santé Health Ventures IV, LP	By:	SHV Management Services IV, LP
Its	Managing Member	its	General Partner

By:	SHV Management Services IV, LP	By:	SHV Management Services IV, LLC
its	General Partner	its	General Partner

By:	SHV Management Services IV, LLC	By:	/s/ Kevin Lalande
its	General Partner		Name: Kevin Lalande
Title: Managing Director
By:	/s/ Kevin Lalande
Name: Kevin Lalande
Title: Managing Director

Santé Health Ventures IV, LP		Joe H. Cunningham

By:	SHV Management Services IV, LP	/s/ Joe H. Cunningham
its	General Partner

By:	SHV Management Services IV, LLC
its	General Partner	Douglas D. French

By:	/s/ Kevin Lalande	/s/ Douglas D. French
Name: Kevin Lalande
Title: Managing Director

Kevin Lalande
SHV Management Services IV, LP
/s/ Kevin Lalande
By:	SHV Management Services IV, LLC
its	General Partner

By:	/s/ Kevin Lalande
Name: Kevin Lalande
Title: Managing Director

SHV Management Services IV, LLC

By:	/s/ Kevin Lalande
Name: Kevin Lalande
Title: Managing Director